ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2017
Assets And Liabilities Classified As Held For Sale [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE

(US$ MILLIONS)	2017	2016
Cash and cash equivalents	$—	$8
Accounts and other receivable, net	—	56
Inventory	—	75
Property, plant and equipment	14	58
Intangible assets and goodwill	—	67
Assets held for sale	$14	$264

Accounts payable and other	$—	$66
Liabilities classified as held for sale	$—	$66

Industrial Operations - Graphite electrode manufacturing business
During the year ended December 31, 2017, our graphite electrode manufacturing business within our industrial operations segment recorded a $8 million charge to align the carrying value of the assets to estimated fair value. In July 2017, the assets were sold for proceeds consistent with the estimated fair value of $28 million.
Industrial Operations - Infrastructure support products manufacturing business
During the year ended December 31, 2017, our infrastructure support products manufacturing business sold assets held for sale for proceeds of $27 million. At December 31, 2017, certain land and buildings related to our infrastructure support products manufacturing business remain as held for sale.
Industrial Operations - Bath and shower products manufacturing business
In January 2017, together with institutional partners, the partnership completed the sale of its bath and shower products manufacturing business for proceeds of $357 million after transaction costs and other items, with an associated gain of $233 million recorded during the year ended December 31, 2017.
Energy - Oil and natural gas business
During the year ended December 31, 2017, our oil and natural gas business within our energy segment recorded a $23 million charge to align the carrying value of assets to the estimated fair value. In August 2017, the partnership completed the sale for proceeds of $24 million, with an associated loss of $24 million recorded during the year ended December 31, 2017.